UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2016

InfuSystem Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35020	20-3341405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

31700 Research Park Drive

Madison Heights, Michigan 48071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 291-1210

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2016, Jonathan P. Foster tendered his resignation as Executive Vice President and Chief Financial Officer of InfuSystem Holdings, Inc. (the “Company”), such resignation to be effective August 11, 2016. Mr. Foster will assist in the transition of the Chief Financial Officer responsibilities until his departure from the Company. Mr. Foster’s departure is not due to a dispute or disagreement with the Company.

Effective upon Mr. Foster’s departure, (i) the Company’s current Vice President and Treasurer, Christopher Downs, will be elevated to the position of Executive Vice President and Interim Chief Financial Officer, and (ii) the Company’s current Vice President and Corporate Controller, Trent Smith, will be elevated to the position of Executive Vice President, Corporate Controller and Chief Accounting Officer.

Mr. Downs, age 38, has been the Company’s Vice President and Treasurer since October 2013 and was previously the Company’s Director of Finance from June 2011, when he joined the Company. Prior to joining the Company, Mr. Downs served Maren Group LLC as a Vice President in its Mergers and Acquisitions Group from 2007 until 2011 and Alterity Partners LLC as an Associate in its Mergers and Acquisitions Group from 2005 until 2006. Mr. Downs also worked as an Analyst at Citigroup from 2002 until 2004. Mr. Downs holds a B.S. in Economics from the U.S. Military Academy at West Point, an M.B.A. from Columbia Business School and an M.S. in Accounting from the University of Houston-Clear Lake.

Mr. Smith, age 47, has been the Company’s Vice President and Corporate Controller since 2011. Prior to joining the Company, Mr. Smith served Syncreon Holdings from 2010 through 2011 as Director of External Reporting, and prior to that served Champion Enterprises as Director of Accounting and Financial Reporting from 2006 until 2010. Earlier in Mr. Smith’s career, he served as Director of External Financial Reporting for Dura Automotive from 2005 until 2006 and Valeo, Inc. as Director of Internal Controls/Finance from 1999 until 2005. Prior to 1999, Mr. Smith worked as an auditor with Deloitte & Touche, LLP for three years and spent four years in the United States Navy. Mr. Smith holds a B.S. in Accounting from the University of Illinois and is a Certified Public Accountant.

A copy of the press release announcing Mr. Foster’s departure and Messrs. Downs’ and Smith’s promotions is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release issued by the Company on July 29, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Sean W. Schembri
Sean W. Schembri
Executive Vice President, General Counsel
and Corporate Secretary

Dated: July 29, 2016